MONY Series Fund, Inc.

Prospectus

Dated May 1, 2004

Intermediate Term Bond Portfolio

Long Term Bond Portfolio

Government Securities Portfolio

Shares of each Portfolio are offered exclusively to certain registered separate accounts of MONY Life Insurance Company (“MONY”) and MONY Life Insurance Company of America (“MONY America”) as funding vehicles for certain variable annuity and variable life insurance contracts (the “Contracts”) issued by MONY and MONY America, and are not offered directly to the public.

An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved shares of the Fund or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MONY Series Fund, Inc.

Prospectus

Dated May 1, 2004

No person may give any information or make any representations not contained in this Prospectus. If any other information is given or other representations are made, you must not rely on them as having been authorized by the Fund or the Fund’s investment adviser. This Prospectus is not an offer in any State where such offering may not lawfully be made.

i

The Fund

This Prospectus describes three of the seven Portfolios offered by the Fund. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment policies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective(s) and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective(s) of each Portfolio, and those investment restrictions of a Portfolio that are designated as fundamental, can only be changed with the approval of a majority of the outstanding shares of that Portfolio as defined in the Statement of Additional Information. However, each Portfolio’s investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, may be changed by the Fund’s board of directors (the “Board”) without shareholder approval. For Portfolios whose investment strategies require that 80% be invested in certain designated investments, shareholders will be notified 60 days in advance of a change in the investment strategy.

General Discussion of Risks

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

Income-Bearing Securities.    In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

Portfolio Information Key

Investment Objective—The Portfolio’s particular investment goals.

Investment Strategies—The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the Portfolio invests.

Risk Factors—The major risk factors associated with the Portfolio.

Investment Adviser Fees—The investment adviser fee charged for services performed for each Portfolio.

Performance Bar Chart and Table—Provides information on returns over a period of time.

Portfolio Management—The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the Portfolio’s day-to-day management.

Financial Highlights—A table showing the Portfolio’s financial performance for five years, by Portfolio. A bar chart showing total return allows you to compare the Portfolio’s historical risk level to those of other funds.

Intermediate Term Bond Portfolio

Investment Objective    This Portfolio seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be changed with shareholder approval.

Investment Strategies    The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The Portfolio’s benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Credit Index and competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors    As with any fixed-income fund, the value of investments in the Portfolio can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond’s price is to a movement in interest rates. Additionally, while the Portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market’s evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Intermediate Term Bond Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.02% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Intermediate Term Bond Portfolio (Return Before Taxes)	2.67%	5.68%	5.98%

Lehman Brothers Intermediate Government/Credit Index	4.30%	6.65%	6.63%

Returns of the Lehman Brothers Intermediate Government/Credit Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    MONY Capital Management, Inc. manages the Portfolio.

Long Term Bond Portfolio

Investment Objective    This Portfolio seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The investment objective may only be changed with shareholder approval.

Investment Strategies    The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. The Portfolio’s benchmark goals are to outperform the Lehman Brothers Long Government/Credit Index and other competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of longer than eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.

Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors    As with any fixed-income fund, the value of the investments in the Portfolio can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices tend move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond’s price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the Portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market’s evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Long Term Bond Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Long Term Bond Portfolio (Return Before Taxes)	4.81%	6.30%	7.51%

Lehman Brothers Long Government/Credit Index	5.88%	6.94%	8.03%

Returns of the Lehman Brothers Long Government/Credit Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    MONY Capital Management, Inc. manages the Portfolio.

Government Securities Portfolio

Investment Objective    This Portfolio seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The investment objective may only be changed with shareholder approval.

Investment Strategies    The Portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in such securities. The Portfolio’s benchmark objectives are to outperform the Lehman Brothers Intermediate U.S. Government Index and other competing funds. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the portfolio to incur additional transaction costs.

Risk Factors    While the Portfolio invests in securities of the highest possible credit quality, the value of those investments can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. Neither the U.S. Government nor its agencies guarantee investments in the Portfolio. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Government Securities Portfolio—Annual Total Returns

During the ten year period shown in the bar chart, the highest return for a quarter was 4.11%

(quarter ending June 30, 1995) and the lowest return for a quarter was -1.85% (quarter ending March 31, 1994).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Government Securities Portfolio (Return Before Taxes)	1.70%	4.99%	5.14%

Lehman Brothers Intermediate U.S. Government Index	2.30%	6.18%	6.32%

Returns of the Lehman Brothers Intermediate U.S. Government Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    MONY Capital Management, Inc. manages the Portfolio.

Fees and Expenses

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

Shareholder Fees (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	N/A

Maximum Deferred Sales Charge	N/A

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	N/A

Redemption Fee	N/A

Exchange Fee	N/A

Annual Portfolio Operating Expenses

(deducted from Portfolio assets)

Portfolio	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Expense Reimbursement	Total Annual Portfolio Operating Expenses (net of reimbursements)

Intermediate Term Bond Portfolio	0.50%	0.16%	0.66%	—	0.66%

Long Term Bond Portfolio	0.50%	0.16%	0.66%	—	0.66%

Government Securities Portfolio	0.50%	0.16%	0.66%	—	0.66%

Example

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Intermediate Term Bond Portfolio	$67	$211	$368	$822

Long Term Bond Portfolio	$67	$211	$368	$822

Government Securities Portfolio	$67	$211	$368	$822

Management of the Fund

Investment Adviser

The Fund’s investment adviser is MONY Life Insurance Company of America (“MONY America”). MONY America’s principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company (“MONY”). MONY America will carry on the overall day-to-day management of the current Portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the Portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.

Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.

In considering whether to approve the Investment Advisory Agreement and the Services Agreement, the Board considered the advisory fee structure, the nature and quality of services provided to the Fund and the economies of scale for each Portfolio of the Fund. With regard to the quality of services provided, the Board reviewed the relative performance of each Portfolio to portfolios with similar investment objectives. With regard to the economies of scale and advisory fees, the Board considered the reasonableness of the expense ratios and any expense limitations as compared to the expense ratio of portfolios of similar size and investment strategies. Based on the results of the Board’s review, the Board approved the continuation of the Investment Advisory Agreement with MONY America and the Services Agreement between MONY and MONY America.

MONY is a life insurance company that was originally organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Series Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 2003, total assets under management in the accounts managed by MONY and MONY America were about $21 billion. These assets included common stocks, long and medium term publicly traded fixed income securities, and short-term debt obligations. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one account or entity over another. Investments will be allocated among them in an impartial manner believed to be equitable to each account and entity involved. The allocations will be based on each respective account’s or entity’s investment objectives and its current cash and investment positions. Because these various accounts and entities may have different investment objectives and positions, MONY America or MONY may, from time to time buy a particular security for one or more of such accounts and entities when it sells such securities for another account or entity.

On December 11, 2003, the Board of Directors of MONY Series Fund, Inc. (the “Fund”) approved an Agreement and Plan of Reorganization and Termination (the “Plan”) with respect to each portfolio of the Fund (each, a “Portfolio”). Under the Plan, each Portfolio will convert into a corresponding, newly-created series (“EQ Portfolio”) of EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial Inc. (“AXA Financial”). Each Plan provides for the acquisition by the EQ Portfolio of all of the assets of each Portfolio of the Fund, in exchange solely for the assumption of all the liabilities of such Portfolio by the EQ Portfolio, shares of the EQ Portfolio, and the subsequent liquidation of the Portfolio. Each EQ Portfolio is expected to have identical investment objectives, policies and risks as the corresponding Portfolio of the Fund. Shareholders of each Portfolio will be asked to approve the Plan at a special shareholder meeting anticipated to be held during the second quarter of 2004. Each Plan is to be effective only if the proposed Merger described below is consummated.

On September 17, 2003, The MONY Group Inc. (“MONY”), AXA Financial and AIMA Acquisition Co. entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (the

“Merger”). MONY Life Insurance Company is the parent company of MONY Life Insurance Company of America (“MONY America”), Boston Advisors, Inc. (“Boston Advisors”), and MONY Capital Management, Inc. (“MONY Capital”). MONY America is the investment advisor of each Portfolio of the Fund; Boston Advisors is the subadvisor of the Equity Income, Equity Growth and Diversified Portfolios; and MONY Capital is the subadvisor of the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios. If the Merger is consummated, as a result of the change in control of MONY America, Boston Advisors and MONY Capital, the Fund’s investment advisory agreement and each Portfolio’s subadvisory agreement will automatically terminate.

Contractholders of each Portfolio will receive a proxy statement containing more information about the Merger, the Plan, and any new agreements prior to the special meeting of shareholders.

MONY America receives an investment management fee as compensation for its services to each of the Portfolios. The investment management fees paid to MONY America in 2003 for each of the Portfolios, expressed as a percentage of its average net assets, are as follows.

Portfolio	Aggregate Fee Paid to Adviser (% of Average Daily Assets)

Intermediate Term Bond Portfolio	0.50%

Long Term Bond Portfolio	0.50%

Government Securities Portfolio	0.50%

MONY America has agreed to bear all expenses

(1) for the Fund’s organization,

(2) related to initial registration and qualification under federal and state securities laws, and

(3) for compensation of the Fund’s directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America.

All other expenses, including those associated with calculating net asset value of the Portfolios and any extraordinary or non-recurring expenses, will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see “Purchase and Redemption of Shares”.

Portfolio Managers

Name of Portfolio and Name and Address of Portfolio Manager	The Portfolio Manager’s Experience	Portfolio Managers

Intermediate Term Bond Portfolio MONY Capital Management, Inc. (“MONY Capital”) 1740 Broadway New York, NY 10019	MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. MONY Capital is an affiliate of MONY America. As of December 31, 2003, MONY Capital had $12.8 billion in assets under management. Usual investment minimum is $10 million.	Gisella Bello has managed the Portfolio since 1996. She also manages and trades the short to intermediate portion of MONY’s public bond portfolio. She is an Assistant V.P. and has 16 years’ experience in the investment industry.

Name of Portfolio and Name and Address of Portfolio Manager	The Portfolio Manager’s Experience	Portfolio Managers

Long Term Bond Portfolio MONY Capital Management, Inc. (“MONY Capital”) 1740 Broadway New York, NY 10019	MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. MONY Capital is an affiliate of MONY America. As of December 31, 2003, MONY Capital had $12.8 billion in assets under management. Usual investment minimum is $10 million.	Michael Dineen, CFA, has managed the Portfolio since 1993. He is an Assistant V.P. and has 15 years’ experience in the investment industry.

Government Securities Portfolio MONY Capital Management, Inc. (“MONY Capital”) 1740 Broadway New York, NY 10019	MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. MONY Capital is an affiliate of MONY America. As of December 31, 2003, MONY Capital had $12.8 billion in assets under management. Usual investment minimum is $10 million.	Gregory M. Staples has managed the Portfolio since 1993. He is Senior Managing Director and head of the public bond group at MONY since 1994 and has 22 years’ experience in the investment industry.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company, 1776 Heritage Drive, No. Quincy, Massachusetts 02171 is the custodian, transfer agent and dividend disbursing agent of the securities held by the Portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank.

Legal Proceedings

The Fund, its investment adviser and its principal underwriter are not parties to any legal proceedings as of December 31, 2003.

Purchase and Redemption of Shares

Shares of the Fund are not offered directly to the general public. The Fund currently offers shares of the Fund to separate accounts of MONY and MONY America as funding vehicles for certain variable annuity contracts or variable life insurances contracts (“variable contracts”) issued through the separate accounts by such life insurance companies. When shares of the Fund are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account will accompany this Prospectus. The Fund may, in the future, offer shares directly to qualified pension and retirement plans.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value (“NAV”) without sales or redemption charges.

For each day on which a Portfolio’s NAV is calculated, the separate accounts transmit to the Portfolios any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Portfolios any orders to purchase or redeem shares of the Portfolio(s) based on the instructions of plan trustees or participants. The separate account purchases and redeems shares of each Portfolio at the Portfolio’s NAV per share calculated as of the day the Portfolios receive the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Portfolios. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the Board will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, MONY or MONY America will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, MONY or MONY America might withdraw its separate accounts’ investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

Determination of Net Asset Value

Portfolio shares are sold at NAV. The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for trading. The NAV per share of a Portfolio is determined by adding the value of the Portfolio’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio’s outstanding shares.

A Portfolio’s portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio’s NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Board that it believes accurately reflects “fair value.”

Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the “1940 Act”) requires a shareholder vote, MONY or MONY America will vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio’s fundamental investment policies). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Portfolio shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

Dividends, Distributions and Taxes

Dividend and Capital Gains Distribution

Each Portfolio intends to distribute substantially all of its net investment income at least annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains at least annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio’s net asset value.

Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (“Code”). By so qualifying, a Portfolio is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts or to qualified pension and retirement plans.

Since the separate accounts are the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$11.83	$11.27	$10.97	$10.82	$11.33

Income from investment operations:

Net investment income (loss)(a)	0.49	0.52	0.56	0.62	0.61

Net realized and unrealized gain (loss) on investments	(0.17)	0.49	0.34	0.19	(0.59)

Total from investment operations	0.32	1.01	0.90	0.81	0.02

Less dividends and distributions:

Dividends from net investment income	(0.59)	(0.45)	(0.60)	(0.66)	(0.53)

Distributions from net capital gains	—	—	—	—	—

Total distributions	(0.59)	(0.45)	(0.60)	(0.66)	(0.53)

Net asset value, end of period	$11.56	$11.83	$11.27	$10.97	$10.82

Total return	2.67%	9.34%	8.51%	7.94%	0.23%

Net assets, end of period (in thousands)	$73,772	$92,499	$73,368	$52,812	$55,595

Ratio of expenses to average net assets	0.66%	0.65%	0.62%	0.61%	0.57%

Ratio of net investment income (loss) to average net assets	4.14%	4.56%	5.09%	5.86%	5.50%

Portfolio turnover rate	14%	10%	19%	30%	40%

(a)	Based on average shares outstanding.

MONY SERIES FUND, INC.

Long Term Bond Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$14.53	$13.38	$13.27	$12.32	$14.17

Income from investment operations:

Net investment income (loss)(a)	0.69	0.68	0.70	0.74	0.74

Net realized and unrealized gain (loss) on investments	0.00 (b)	1.10	0.12	1.08	(1.80)

Total from investment operations	0.69	1.78	0.82	1.82	(1.06)

Less dividends and distributions:

Dividends from net investment income	(0.84)	(0.63)	(0.71)	(0.87)	(0.53)

Distributions from capital gains	(0.01)	—	—	—	(0.26)

Total distributions	(0.85)	(0.63)	(0.71)	(0.87)	(0.79)

Net asset value, end of period	$14.37	$14.53	$13.38	$13.27	$12.32

Total return	4.81%	14.06%	6.28%	15.61%	(7.60)%

Net assets, end of period (in thousands)	$108,325	$118,933	$131,717	$102,733	$105,317

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.66%	0.64%	0.62%	0.60%	0.55%

Ratio of expenses to average net assets	0.66%	0.64%	0.62%	0.59%	0.55%

Ratio of net investment income (loss) to average net assets	4.65%	5.03%	5.25%	6.02%	5.68%

Portfolio turnover rate	18%	30%	39%	19%	43%

(a)	Based on average shares outstanding.
(b)	Less than $0.01 per share.

MONY SERIES FUND, INC.

Government Securities Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$11.82	$11.46	$11.29	$10.91	$11.17

Income from investment operations:

Net investment income (loss)(a)	0.31	0.38	0.51	0.58	0.56

Net realized and unrealized gain (loss) on investments	(0.11)	0.35	0.21	0.42	(0.49)

Total from investment operations	0.20	0.73	0.72	1.00	0.07

Less dividends and distributions:

Dividends from net investment income	(0.32)	(0.37)	(0.55)	(0.62)	(0.33)

Distributions from net capital gains	—	—	—	0.00 (b)	0.00 (b)

Total distributions	(0.32)	(0.37)	(0.55)	(0.62)	(0.33)

Net asset value, end of period	$11.70	$11.82	$11.46	$11.29	$10.91

Total return	1.70%	6.57%	6.58%	9.70%	0.66%

Net assets, end of period (in thousands)	$132,972	$139,690	$86,351	$53,409	$57,337

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.66%	0.65%	0.62%	0.61%	0.58%

Ratio of expenses to average net assets	0.66%	0.65%	0.62%	0.61%	0.57%

Ratio of net investment income (loss) to average net assets	2.61%	3.30%	4.48%	5.41%	5.09%

Portfolio turnover rate	32%	10%	20%	8%	8%

(a)	Based on average shares outstanding.
(b)	Less than $0.01 per share.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER AND

CORPORATE BOND RATINGS

Commercial Paper Ratings

Moody’s commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

•	Prime 1-Superior Ability for Repayment;

•	Prime 2-Strong Ability for Repayment; and

•	Prime 3-Acceptable Ability for Repayment.

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Issues assigned the highest rating, “A”, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2”, and “3” to indicate the relative degree of safety. The designation “A-1” indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The “A+” designation is applied to those issues rated “A-1” which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from “F-1+” which represents exceptionally strong credit quality to “F-4” which represents weak credit quality.

Duff’s short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings of Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

Thomson’s BankWatch, Inc. assigns only one issuer rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW’s opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer’s ability to repay principal and interest. Ratings range from “TBW-1” for highest quality to “TBW-3” for the lowest quality (companies with very serious financial problems).

Bond Ratings

Debt rated “Aaa” by Moody’s is judged to be the best quality. Debt rated “Aaa” is deemed to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Debt Which is rated “Aa” is judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade debt. Margins of protection on “Aa” debt may not be as large as on “Aaa” securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than “Aaa” securities. Debt which is rated “A” possesses many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Debt rated “Baa” is considered a medium grade obligation

A-1

whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody’s applies numerical modifiers “1”, “2” and “3” in each generic rating classifications from “Aa” through “B” in its corporate debt rating system. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Debt rated “Ba” is judged to have speculative elements and debt rated below “Ba” is speculative to a higher degree.

Debt rated “AAA” by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated “AA” has a strong capacity to pay interest and repay principal and differs from “AAA” issues only in small degree. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated “BB” and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong. Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except “AAA”) to indicate the relative position within the category.

Debt rated “AAA”, the highest rating by Duff, is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated “AA” is regarded as high credit quality. Protection factors are strong and risk is modest but may vary slightly from time to time because of economic conditions. Debt rated “A” is considered to have average, but adequate, protection factors. Bonds rated “BBB” are considered to have below average protection factors, but still sufficient for prudent investment. Bonds rated “BB” and below are below investment grade and possess fluctuating protection factors and risk.

A-2

MONY Series Fund, Inc.

Administrative Offices

1740 Broadway, New York, New York 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to: MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

File Number: 2-95501